Investor Meeting

Forward-Looking Statements
Statements made in this presentation, other than those concerning historical financial information, may be considered “forward-looking statements,” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and based upon current expectations, involving a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, recipients should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this presentation, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management’s expectations include, without limitation: (i) general economic conditions and disruptions in the global credit and equity markets, (ii) competition in the restaurant industry, (iii) ability to achieve expected results, (iv) changes in food and supply costs, (v) increases in minimum wage, (vi) rising insurance costs, (vii) fluctuations in operating results, (viii) challenges to continued growth, (ix) access to sources of capital and the ability to raise capital, (x) issuances of additional equity securities, (xi) ability to construct new restaurants within projected budgets and time periods, (xii) ability to renew existing leases on favorable terms, (xiii) further deterioration in general economic conditions and high unemployment, (xiv) availability of qualified employees, (xv) ability to implement our growth strategies, including the Renewal Program and marketing programs, (xvi) ability to retain key personnel, (xvii) litigation, ability to comply with governmental regulations, (xviii) changes in financial accounting standards, (xix) ability to establish, maintain and apply adequate internal control over financial reporting and (xx) effect of market forces on the price of our stock. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. In addition to the risks and uncertainties set forth above, recipients should consider the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.

his presentation also includes non-GAAP financial measures to describe our performance, which we believe are useful in analyzing results and facilitating comparison with prior periods. Additional disclosures relating to non-GAAP measures, including the reconciliation of those measures to corresponding GAAP measures are available in this report and on our website at www.benihana.com under the heading “Investor Relations.”

Company Overview

Benihana teppanyaki is an iconic category defining brand Tremendous portfolio of brands with unique positioning Industry environment plays to all three brand propositions

Success of Benihana Teppanyaki Renewal Program continues to generate positive momentum

Industry leader in comparable store sales

Experienced management team driving continued improvements

Strategy for Continuing to Enhance Shareholder Value

Continue driving Benihana Renewal Program initiatives to further improve restaurant margins and traffic

Implement learnings from RA Sushi business review

Begin site identification for new restaurant development

Ramp up Investor Relations activities to communicate momentum

Continue enhancing back office efficiency

Experienced Management Team

Industry Time at Name Title Experience Benihana Inc.

Richard Stockinger President, Chief Executive Officer and Chairman of the Board of Directors 25 years 3 years Chris Ames Chief Operating Officer 25 years 2.5 years David Flanery Chief Financial Officer 17 years 4 months Kevin Connelly Vice President of Purchasing 29 years 3 years Joseph Abbruzese Vice President of Construction & Facilities 22 years  5 years Scott Kilpatrick Vice President of Operations, RA Sushi 15 years 9 years Seth Rose Vice President of Operations, Haru 15 years 10 years Jeannie Means Vice President of Marketing 5 years 5 years Cristina Mendoza General Counsel 1.5 years 1.5 years

Source: Company information.

Restaurant Locations 6

Overview: Benihana Teppanyaki – Iconic Brand
Upscale affordable casual dining enhanced by theatrical entertainment provided by highly skilled chefs

Distinctive Japanese atmosphere

63 Company-operated restaurants in the United States and 18 restaurants operated by franchisees in the United States, Latin America and the Caribbean

Fresh steak, hand-cut on premises, chicken and seafood prepared on a teppan grill, in traditional Japanese style, at the center of communal guest tables

Sushi offered at all restaurants, either at separate sushi bars, lounges or the teppan tables

Alcoholic and non-alcoholic beverages, including specialty mixed drinks, sake, wine, beer and soft drinks are available

Great Food, Great Fun

Overview: RA Sushi – Fun Filled and Energetic
High-energy, upbeat environment featuring vibrant design elements and contemporary music

Traditional and creative sushi and a full menu of Japanese fusion dishes

Wide variety of fresh sushi including: nigiri sushi, maki sushi, hand rolls, sashimi and signature specialty rolls

Large selection of premium beverages, wines, sakes and cocktails complement impressive menu

25 Company-owned restaurants in nine states

Driving traffic/repeat business through guest program “The Hook Up,” which provides complimentary $20 gift certificate via email on members’ half-birthdays (194,000 members to date)

Great Happy Hour Program

Overview: Haru – Premium Modern Japanese Fusion Dining

Extensive menu of modern Japanese cuisine in an urban-centric atmosphere

Traditional and creative sushi and a full menu of Japanese fusion dishes

Premium sushi and sashimi creations as well as raw bar items and Japanese cuisine including crab dumplings, shrimp tempura and chicken teriyaki

Also offers delivery and take-out services, which represent approximately 33% of total revenue

Driving traffic/repeat business through guest program “Access,” which provides members with exclusive monthly offers (23,000 members to date)

8 locations (7 in New York City and 1 in Boston)

Renewal Program

The Renewal Program

Food Quality, Consistency and Creativity

Reintroduced higher quality food

No entrée menu price increases until April 2011, when commodities pressures forced increases

Upgraded wine and beverage program

Improved alcohol mix

Centralized purchasing and reduced SKUs

Partnered with Iron Chef Hiroyuki Sakai

Guest Experience

Retrained staff in cooking techniques and steps of service

Improved Retail Eyes mystery shopper scores

Improved health and sanitation scores / Everclean

Initiated The Chef’s Table and Kabuki Kids programs

Addressed deferred maintenance

Operational Accountability

Appointed industry veteran Chris Ames to COO position

Recruited experienced regional management

Promoted Toshiya Nemoto to Executive Chef

Created general manager position

Established competitive benefit programs and incentive plans

Standardized job descriptions

Corporate and Financial Controls

Reduced corporate headcount

Outsourced certain accounting and finance functions

Initiated manager P&L responsibility

Improved labor management and reduced overtime hours

Improved store-level operating margins

The Renewal Program: Food Quality, Consistency and Creativity

Strategic Objectives

Raise quality of products and ingredients, and return food quality to levels set by founder

Enhance beverage program

Centralize purchasing and standardize specifications

Standardize menus and enhance food offering

Initiatives and Results

Reintroduced higher quality beef, shellfish, produce and ice cream

Did this without raising entrée menu prices until April 2011, when we raised prices in response to commodities  pressures

Upgraded offering; wine and sake display cases

Improved alcohol mix

House Sake won the Gold Award at the 2011 U.S. National Sake Appraisal

Reduced number of SKUs from 8,240 at beginning of program to approximately 725 currently

Partnered with Iron Chef, Hiroyuki Sakai

Upgraded culinary offering and cooking techniques

The Renewal Program: Guest Experience

Strategic Objectives

Update and repair facilities

Ensure consistency and superiority of guest experience across all locations

Develop targeted marketing programs

Improve customer value perception

Improve health and sanitation standards

Initiatives and Results

Focused effort to address deferred maintenance

Major renovations recently completed for two high sales volume locations

Retrained staff in cooking techniques

The Chef’s Table and Kabuki Kids programs have approximately 2.0 million combined members

Maintained overall $27.16 avg. per person check (1)

Monthly Chef’s Specials began in January 2010 –dinner for two at a special price below menu price

Improvement in mystery shopper scores

Engaged third party sanitation consultant

(1) For Q2-2012

The Renewal Program: Operational Accountability

Strategic Objectives

Revamp senior management

Create unified leadership structure with complete operational and financial accountability

Incentivize and align restaurant level management

Overhaul human resources

Initiatives and Results

Appointed industry veteran Chris Ames as COO

Added four experienced regional managers

Promoted Toshiya Nemoto to Executive Chef, working closely with Chef Sakai

Redefined regional chef role

Added four new, experienced regional managers and redefined RM role

Created general manager position integrating oversight of front and back of house operations establishing unit level accountability; met goal of hiring GM’s for all 63 restaurants by end of FY 2011

Established competitive benefits program, incentive plans and standardized job descriptions

The Renewal Program: Corporate and Financial Controls

Strategic Objectives

Reduce corporate overhead

Increase restaurant level efficiency and accountability

Consult with industry experts to evaluate and measure progress

Initiatives and Results

Reduced corporate headcount from 110 at beginning of program to 60 currently and outsourced certain accounting and finance functions

Improved store-level operating margins

Initiated manager P&L responsibility and improved inventory management

Implemented weekly inventories

New labor management resulting in reduction in overtime hours

Recently added permanent CFO, David Flanery, to focus on further opportunities for improvement

Marketing Strategy for Benihana Teppanyaki

Comprehensive customer research project completed in 2010

Gathered information on customer base

Refined marketing strategy to better target consumers

Identified creative ways to deliver the Company’s marketing message and further expand brand

Developed and implemented new marketing programs

The Chef’s Table – 1.8 million members as of Nov. 2011

Kabuki Kids – 186,000 members as of Nov. 2011

Chef’s Specials

Introduction of Happy Hour

Express Lunch

Expanded Hours

In November 2010, changed redemption of The Chef’s Table to Monday-Thursday only, driving weekday traffic

Aided awareness (85%) vs. unaided awareness (2%) demonstrates power of the brand and significant marketing opportunity

Local store marketing initiatives

Social Media

Facebook – over 107,000 fans as of Nov. 2011

Twitter – over 4,500 followers as of Nov. 2011
You Tube – over 170,000 channel views as of Nov. 2011

Impact of the Renewal Program through Q2-2012

The Renewal Program introduced during Q2 2010 is driving increases in comparable store sales and guest traffic

Higher quality food, an enhanced beverage program and Chef’s Specials have contributed to meaningful increases in sales

Newly renovated restaurants and popular marketing programs including The Chef’s Table and Kabuki Kids have resulted in positive traffic trends

Q1 (+8.6% over +3.3%) and Q2 (+7.7% over +7.9%) successfully comped over strong prior-year results

Benihana Comparable Store Sales and Traffic

15% 10% 5% 0% (5%) (10%) (15%)

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012

Comparable Store Sales Comparable Store Traffic

Source: Company information.

Future Initiatives to Drive Additional Value

The Company plans to continue developing Renewal Program initiatives to further strengthen performance, including:

–Improve back office efficiency

–Better utilize analytical tools to identify best practices and areas for improvement

–Expand The Chef’s Table and better track redemption and spending patterns

–Signed new beverage agreement with substantial increase in marketing dollars

–Planning pilot test of online reservation system

In addition to the Renewal Program, the Company is preparing for new restaurant development:

–Market study by a nationally-recognized consultant to optimize site selection

–New restaurant design with reduced construction budget and same number of Teppanyaki tables

Analyzing the potential to unlock the value of our real estate portfolio via opportunistic sale leaseback transactions

–Thirteen owned properties appraised at approximately $44 million in 2009

Potential licensing initiatives to realize the value of our brand intangible asset

New Benihana Unit Prototype Design 19

Sushi Bar Restaurant It’s more fun in the RA.

RA Sushi Overview

High-energy, upbeat environment featuring vibrant design elements and contemporary music

Traditional and creative sushi and a full menu of Japanese fusion dishes

Large selection of premium beverages, wines, sakes and cocktails complement impressive menu

25 Company-owned restaurants in nine states

Average comparable per person check of $21.32 (1)

Select, recent awards:

Best Restaurant in South Miami-Dade 2010 – Miami New Times Best of Award, 2010

Best Sushi – Baltimore Magazine’s Best of Baltimore Reader’s Choice Award, 2010

Best Happy Hour – City Paper’s Reader’s Choice Award, 2010

Best Japanese Restaurant – 2010 Phoenix New Times Best of Phoenix Readers Choice Award, 2010

Company is currently reviewing the business to identify potential opportunities for further improvement, including applicability of learnings from the Benihana Renewal Program

(1) For Q2 2012

RA Sushi Customer Demographics

RA Sushi appeals to a broad demographic, including:

Diverse age and income spread

Equal mix of male and female guests

High-quality food is the primary driver of dining occasions and a vibrant happy hour supplements the brand’s profitable beverage mix

Broad appeal leads to significant occasion-based dining across day parts while popular happy hour program produces a skew towards evening dining

Marketing programs:

 “The Hook Up” provides complimentary $20 gift certificate via email on members’ half-birthdays

Developed national monthly promotions ensuring consistency throughout the brand

Local store marketing includes unit-specific promotions to drive specific day-parts

Retained Cramer-Krasselt as media buying/planning partner in April 2011

Differentiated Combination of Sushi and Energetic Environment

High-Quality Sushi

Upbeat concept offering fresh and creative sushi rolls, signature salads and other Japanese inspired entrees

Traditional hot foods appeal to wide variety of tastes

Premium Beverages

Inventive cocktails and vast selection of wines and sakes complement menu offering

Happy hour specials increase guest traffic

Energetic Atmosphere

Upbeat environment enhanced with bold colors and sleek décor

Lively music and lighting enhances appeal

HARU

Haru Overview

Extensive menu of modern Japanese cuisine in an urban-centric atmosphere

Premium sushi and sashimi creations as well as raw bar items and Japanese cuisine including crab dumplings, shrimp tempura and chicken teriyaki

Also offers delivery and take-out services

Eight Company owned restaurants in two states

Average comparable per person check of $30.54 (1)

(1) For Q2 2012.

Haru Customer Demographics

Broad guest profile:

Premium sushi appeals to wide range of guests

Urban-centric locations attract young adults

Slightly higher male skew

Urban locations drive skew toward weekday dining and evening dining occasions

Take-out services approximately 33% of total revenue

Guest program “Access” provides members with exclusive monthly offers

Opportunity to grow off-premise catering business

Hired dedicated sales manager for the New York City market in March 2010

Development of catering brochure

Premium Sushi in a Modern, Urban-Centric Atmosphere

Premium Sushi

Modern Atmosphere

Generous portions of premium sushi provides an attractive value proposition Fresh quality ingredients ensure consistent offering

Décor influenced by urban-centric environment but presented in an appealing, modern Japanese style Vibrant lounge area at most restaurants

Investment Considerations

 Iconic, category defining brand leads portfolio of differentiated brands

 Three complementary brands provide high - quality food in differentiated, upscale affordable casual settings

 Favorable industry fundamentals

Growth of full-service Asian and sushi segments

New management team now well-established and continuing to execute Renewal Program with quantifiable success

 Initiated Renewal Program to drive the high standards set by founder

 Continues to drive positive momentum in traffic and guest loyalty

 Success illustrated by continued outperformance of Knapp-Track industry averages

 Experienced, proven senior business management team

 Veteran leadership with over 150 years of combined industry experience

 Management incentives aligned with shareholder value creation

 Financial performance demonstrates strength of brands and tremendous upside

 Twenty-three consecutive four-week periods and seven consecutive quarters of comparable store sales growth

 Strong cash flow, conservative balance sheet and available borrowing capacity under renewed line of credit work together to provide ample growth funding

 Over half of existing restaurant portfolio is either new or has had extensive remodel in last five years

 Potential significant growth opportunities

 Increase guest frequency through targeted marketing to drive comparable sales growth

 Pursuing new unit opportunity for RA and Benihana.  No new units in 2012 projection, but the Company currently expects further growth on a prudent basis using lessons learned from the past, detailed third-party market report and experienced new management team

Recent Capital Structure Developments
All remaining Preferred Stock converted to Common Stock

 Conversion price of approximately $12.67 per share

 Eliminates 5% annual dividend payment

 Eliminates 2014 liquidation payment - initially $20 million

Reclassification of Class A Common Stock into Common Stock approved by shareholders and Class A shares delisted on November 30, 2011

Capital Structure now consists of one class of Common Stock with approximately 17.9 million actual shares currently outstanding

Five-Year CapEx Review by Category
($ in millions) New Units Remodels Maintenance Total Benihana $  35.8 $  61.2 $  18.4 $115.4 RA Sushi 32.2 -0- 3.3 35.5 Haru 10.9 -0- 1.9 12.8 Total $  78.9 $  61.2 $  23.6 $163.7 # of Units 28 22

Average / Unit $    2.8 $    2.8

Average / Year $    4.7
Note: Information reflects actual capital expenditures for the five-year period fiscal 2007 through fiscal 2011.

Five-Year Unit Growth Projections by Brand
Benihana
One to two new units per year beginning in fiscal 2013
RA Sushi
One to three new units in fiscal 2013 ramping up to three to four new units per year thereafter
Haru
No new unit growth planned at this time
Note:  Capital resources are available to accelerate unit growth based on actual results.

Financial Highlights

Historical Revenue Summary
The Company has grown revenue and guest count despite macroeconomic challenges

The Company possesses an extremely healthy store base

($Millions)

Benihana Inc. Total Revenue
$350 $300 $250 $200  $328 $314 $306 $297
FY FY FY FY 2008 2009 2010 2011 $200 $175 $150 $125 $100 $75 $50 $25 $0  $183 $173
YTD - Q2 2011 YTD - Q2 2012

Source: Company information.
34

Comparable Stores Sales
Comparable Store Sales by Concept
8% 4% 0% (4%) (8%) (12%)
8.6%
7.7% 6.3% 5.3% 3.6% 2.9% 2.6% 2.4% 0.3% 0.6%

(0.4%) (1.0%)
(1.9%)

(7.7%) (7.5%) (7.9%)
(8.3%)

(10.6%)

2008  2009  2010  2011  Q1 2012 Q2 2012
Benihana
RA
Haru
Source: Company public filings.
Note: The Q2 2012 comparable sales results for Haru of +0.6% were negatively impacted by temporary closures related to the severe weather of Hurricane Irene.  Excluding this negative impact, Haru comparable sales for Q2 2012 were +2.0%.  Benihana and RA Sushi sales were not significantly impacted by the severe weather.

YTD Q2-2012 Highlights

Comparable sales of 6.2% (led by 8.2% at Benihana teppanyaki concept)

Total revenues increased 5.7% to $182.8 million, as compared to YTD Q2-2011

Net income increased to $2.4 million, or $0.15 EPS, as compared to a loss of $2.0 million, or $(0.13) EPS for YTD Q2-2011

Strong  cash  flow  from  operations  allowed  for  full  repayment  of  line  of  credit borrowings early during the fiscal year; Q2-2012 ending cash balances of $6.3 million

Unit level EBITDA of $30.5 million (16.8% of sales), as compared to $28.3 million (16.5% of sales) in prior year

Supplemental Information

Unit Economics Review
4 Quarters Ended Q2-12 and Q2-11 Total ($ in thousands) Teppanyaki RA Sushi Haru Restaurants

4 Quarters Ended 4 Quarters Ended 4 Quarters Ended 4 Quarters Ended Q2-2012 Q2-2011 Q2-2012 Q2-2011 Q2-2012 Q2-2011 Q2-2012 Q2-2011

Total Sales 225.7  210.4  78.0  76.2  31.9  32.8  335.6  319.4 Equivalent Units (a) 62.8  63.4  25.0  25.0  8.6  9.0  96.4  97.4 Average Unit Volume 3.60  3.32  3.12  3.05  3.73  3.65  3.48  3.28 Operating Margin % 11.5% 10.3% 12.2% 12.4% 11.7% 14.2% 11.7% 11.2% EBITDA % 17.9% 17.2% 16.9% 17.5% 17.1% 20.2% 17.6% 17.6% (a) - Total store weeks divided by 52

Portfolio Stratification
4 Quarters Ended Q2-12

($ in thousands) Teppan RA Sushi

Top 80% Bottom 20% Portfolio Average

Top 80% Bottom 20% Portfolio Average

Total Sales 199.1 26.6 225.7 68.8 9.2 78.0
Equivalent Units (a) 49.8 13.0 62.8 20.0 5.0 25.0
Average Unit Volume 4.00 2.05 3.60 3.44 1.84 3.12
Operating Margin % 13.2% (0.9%) 11.5% 14.1% (1.9%) 12.2%
EBITDA Margin % 19.2% 7.9% 17.9% 19.0% 1.5% 16.9%
(a) - Total store weeks divided by 52

Unit Margins by Brand
Total

($ in thousands) Teppanyaki RA Sushi Haru Restaurants

Year-to-date Year-to-date Year-to-date Year-to-date

Q2-2012 Q2-2011 Q2-2012 Q2-2011 Q2-2012 Q2-2011 Q2-2012 Q2-2011

Restaurant Sales 121,289 112,387 43,354 41,865 17,146 17,792 181,789 172,044

Total Revenues 121,289 112,387 43,354 41,865 17,146 17,792 181,789 172,044

Cost of Sales 30,396 27,448 10,883 10,496 4,195 4,156 45,473 42,099

Gross Profit 90,893 84,939 32,472 31,369 12,951 13,636 136,316 129,944

Operating Expenses 78,043 74,751 27,008 26,208 11,134 11,469 116,185 112,428

Unit Operating Income 12,850 10,188 5,464 5,161 1,817 2,167 20,131 17,516

Unit Level Margin 10.6% 9.1% 12.6% 12.3% 10.6% 12.2% 11.1% 10.2%

Depreciation/Amortization 7,328 7,667 1,948 2,059 1,052 1,103 10,328 10,828

Unit Level EBITDA 20,178 17,855 7,412 7,219 2,869 3,270 30,459 28,344

Unit EBITDA Margin 16.6% 15.9% 17.1% 17.2% 16.7% 18.4% 16.8% 16.5%

Incentives Drive Behavior and Results

Key Components of Incentive Program
Unit Level Controllable Profit
Mystery Shopper Results
Health and Sanitation Results
Customer Complaints

Restaurant Level Bonuses Have Increased
$842,000 in Fiscal Year 2009 (before new leadership)
$1.4 million for Fiscal Year 2011

Non-Beverage Commodity Costs

Approximate % of Total Date Contracted Through

Beef 22% December 2012

Shrimp 13% April 2012

Produce 10% June 2012

Lobster Tails 5% May 2012

Chicken 5% N/A

Scallops 3% February 2012

Salmon 2% December 2012

Ice Cream 1% July 2012

Rice Bran Oil 1% December 2012

Rice 1% October 2012

63%

Note: A substantial portion of non-alcoholic beverages (soft drinks, fruit juices, bottled water, frozen drink mixes, etc.) are contracted through at least the end of the fiscal year – March 2012.

General & Administrative Expenses

Decreased $2.0 million to $17.9 million for YTD Q2-2012 vs. YTD Q2-2011 (recurring G&A expenses decreased $1.9 million for the same periods)

Stock-based compensation increased by $1.8 million for YTD Q2-2012 vs. YTD Q2-2011 (excluded from recurring G&A expenses)

Other non-recurring expenses were $1.9 million for YTD Q2-2012 as compared to $3.8 million for YTD Q2-2011, as follows:

($ in millions) YTD-FY12 YTD-FY11

Shareholder Meeting (a) $ 1.5 $ -0-
Board Strategic and Other (b) 0.4 0.9
Mgmt. Transition Initiatives (c) -0- 2.9
Total $ 1.9 $3.8
(a) Costs related to special shareholder meeting to address share reclassification

(b) Costs related to the Board’s assessment of strategic alternatives (FY-2012) and annual meeting proxy contest (FY-2011)
(c) Costs associated with various management transition initiatives, including severance payments, consulting agreements and outsourcing arrangements

Restricted Stock Awards (RSAs)

Four members of senior management received RSAs in connection with their employment agreements – CEO, COO, CFO and General Counsel
Total of 775,000 RSAs were granted between December 2010 and August 2011 with a total deferred compensation value of approximately $6.2 million at grant date
Vesting for 75% of the initial grant value is tied to the later of passage of time or achievement of targeted share prices, providing alignment between management incentives and shareholder interests
Accounting expense is based on deferred compensation determined as of grant date
Change in control provisions exist that allow for accelerated vesting in certain circumstances

Restricted Stock Awards – Vesting and Expense Recognition

Pre- Q2-12 Q2-Q4 FY ’12 Fiscal 2013 Fiscal 2014 Total % of ($000’s) Total
Vests time only $1,545 $ -0- $ -0- $ -0- $1,545 25.0
Vests at $10/share -0- 125 103 43 271 4.4 Vests at $13/share 995 326 179 43 1,543 25.0
Vests at $15/share 341 100 37 -0- 478 7.8
Vests at $20/share 760 668 702 204 2,334 37.8
Total Remaining Vest $3,641 $1,219 $1,021 $ 290 $6,171 100.0

Note: RSA’s also subject to accelerated vesting upon certain change in control circumstances.

Balance Sheet as of October 9, 2011
The Company maintains a strong balance sheet and substantial liquidity position
Conservative financial profile defined by no borrowings on our credit facility and growing cash and liquidity position
Completed an amended and restated credit agreement that provides $30 million of borrowing capacity through February 10, 2014, with an option to increase the principal amount to $35 million, subject to certain conditions
All Preferred Stock converted to Common Stock prior to the end of Q2‐2012
($ Thousands)
Assets
Current Assets:
Cash and cash equivalents 6,346
Other current assets 12,736
Total current assets 19,082
Property and equipment, net 177,515
Goodwill 6,896
Deferred income tax and other assets 16,294
Total assets 219,787
Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current Liabilities:
Borrowings under line of credit -
Other current liabilities 33,227
Total current liabilities 33,227
Borrowings under line of credit -
Def. Operating Lease Oblig. and Other 15,594
Preferred Stock -Stockholders’ Equity 170,966
Total liabilities 219,787
Source: Company information.

Reconciliation of Non-GAAP Measures

In this presentation, we refer to unit level and consolidated EBITDA, both of which are non-GAAP measures. Management considers unit level and consolidated EBITDA to be a meaningful indicator of operating performance from operations before depreciation, amortization, net interest and income taxes. Unit level and consolidated EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing transactions and income taxes. Consolidated EBITDA is also a measure utilized in the financial covenants required under our line of credit arrangement and in certain management incentive compensation programs to define targets. While unit level and consolidated EBITDA should not be construed as substitutes for net income or a better indicator of liquidity than cash flows from operating activities, which are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), they are included herein to provide additional information with respect to the ability of the company to meet its future debt service, capital expenditure and working capital requirements. Consolidated EBITDA is not necessarily a measure of the company’s ability to fund its cash needs and it excludes components that are significant in understanding and assessing our results of operations and cash flows. In addition, unit level and consolidated EBITDA are not terms defined by GAAP and as a result our measures of EBITDA might not be comparable to similarly titled measures used by other companies.

Reconciliation of Non-GAAP Measures (cont.)
YTD YTD
($ in thousands) Q2-2012 Q2-2011
Unit Level EBITDA $30,459 $28,338
Royalties 996 915
G&A Expenses, net of amortization (17,703) (18,061)
Consolidated EBITDA 13,752 11,192
Net interest expense (256) (273)
Income tax (expense) benefit (139) 357
Depreciation and amortization (10,480) (12,669)
Net income (loss) $ 2,877 $ (1,393)